EXHIBIT 99.1


                            Greater Community Bancorp
             55 Union Boulevard, P.O. Box 269, Totowa, NJ 07511-0269
                        (973) 942-1111 Fax (973) 942-9816
                            www.greatercommunity.com
                            ------------------------

                              FOR IMMEDIATE RELEASE


               Greater Community Bancorp Reports 2004 EPS of $1.02


TOTOWA, N.J.--January 21, 2005--Greater Community Bancorp (Nasdaq: GFLS) today reported net income for 2004 of $7.8 million, compared to $6.7 million reported for 2003. Diluted earnings per share were $1.02 for the current year, compared to $0.87 reported for the prior year. For the fourth quarter of 2004, net income was $2.2 million, compared to $1.9 million reported for the prior-year quarter. Fourth quarter diluted earnings per share were $0.28, compared to $0.25 for the comparable 2003 period.


Anthony M. Bruno, Jr., Chairman and CEO of Greater Community Bancorp, commented, "This has been an extraordinary year for Greater Community. The important steps taken in 2003 for growth and enhanced shareholder value are reflected in our results for 2004. We added several commercial lenders who have contributed to the strong loan growth in 2004. Improvement in our net interest income reflects both rising interest rates and strong loan growth.


"The leasing strategy we implemented in 2003 has not only added to our growth this past year but also helped us expand on our solid foundation of vendor relationships. Because of this, we continue to retain high-quality leases in our portfolio. This strategy has and will contribute to a higher and more stable level of income as the lease portfolio builds over time."


Total revenue, consisting of net interest income and non-interest income, was $34.1 million for 2004, an increase of 1.6% over 2003. Net interest income improved 7.7% to $27.7 million, reflecting growth in average earning assets of 8.6%. Non-interest income for the year 2004 was $6.5 million, compared to $7.9 million for 2003. Excluding securities gains, non-interest income was $5.4 million compared to $5.8 million in the prior year. The reduction in total non-interest income was primarily attributable to a $1.1 million, or 48.5%, decline in gains from the sale of investment securities, coupled with a $319,000, or 27.3%, decline in all other income which was primarily related to a non-recurring gain on the sale of assets reported in 2003.


Non-interest expense totaled $21.3 million for 2004, reflecting a decrease of 3.5% from a year ago. During 2004 Greater Community initiated several cost control measures designed to improve expense efficiencies.


At December 31, 2004, assets were $824.8 million, an increase of 9.5% over 2003. Loan balances grew $87.4 million, or 16.7%, year-over-year. For 2004, total deposits increased by $43.2 million, or 7.7%, led by $26.5 million growth in time deposits and $13.4 million growth in non-interest bearing deposits.

Mr. Bruno noted, "Asset quality is sound and has stabilized as a result of the steps we took in 2003 to lower the risk profile of our leasing business. In 2004, net charge-offs were $392,000, or 0.07% of average loans and leases, compared to $1.2 million, or 0.26% of average loans and leases, in 2003. Non-performing assets were 0.33% of total assets at December 31, 2004. Loan loss reserves were 1.46% of period-end loans and leases and represent 3.28 times non-performing assets plus 90-day delinquencies.


Shareholders' equity totaled $58.4 million at December 31, 2004, increasing 15.5% from the prior year-end primarily due to net earnings and the issuance of common stock pursuant to stock option exercises. Common shares outstanding at year-end were 7,570,278. Cash dividends declared during the year were $0.47 per share.





About the Company


Greater Community Bancorp is a financial holding company headquartered in Totowa, New Jersey. The Company operates sixteen branches in the northern New Jersey counties of Bergen, Passaic and Morris through its three state-chartered commercial bank subsidiaries: Greater Community Bank, Bergen Commercial Bank and Rock Community Bank. The banking subsidiaries provide traditional commercial and retail banking services to small businesses and consumers in New Jersey. The Company through its banking subsidiary, Greater Community Bank, owns an equipment leasing and financing subsidiary, Highland Capital Corp. Greater Community Financial, a division of Greater Community Bank, provides a wide range of investment products and services exclusively through Raymond James Financial Services, Inc., member NASD/SIPC. (Securities are not FDIC insured or bank-guaranteed, and are subject to risk and may lose value).





Forward-Looking Statements


This release contains forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of the Company, as well as its operations, markets and products. Actual results could differ materially from those indicated. Among the important factors that could cause results to differ materially are interest rate changes, change in economic climate, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Company's business, competitive pressures, changes in accounting, tax or regulatory practices or requirements and those risk factors detailed in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission. The Company undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release.




CONTACT at Greater Community Bancorp:
Anthony M. Bruno, Jr.
973-942-1111 x 1001
anthony.bruno@greatercommunity.com
----------------------------------

SOURCE: Greater Community Bancorp




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                            Greater Community Bancorp
                           Consolidated Balance Sheets
                  (dollars in thousands except per share data)




                                                                                           December 31,
                                                                                     -------------------------
                                                                                       2004            2003
                                                                                     ---------       ---------
                                                                                    (Unaudited)
ASSETS
CASH AND DUE FROM BANKS - Non-interest bearing                                        $ 22,952        $ 19,233
FEDERAL FUNDS SOLD                                                                       9,370          10,000
                                                                                     ---------       ---------
                 Total Cash and Cash Equivalents                                        32,322          29,233
DUE FROM BANKS - Interest bearing                                                        7,806           7,539
INVESTMENT SECURITIES - Available for Sale                                             111,840         152,513
INVESTMENT SECURITIES - Held to Maturity (fair values of $20,104 in 2004 and
$3,096 in 2003                                                                          20,205           2,726
                                                                                     ---------       ---------
                  Total Investment Securities                                          132,045         155,239
LOANS and LEASES - Net of unearned income                                              611,192         523,799
Less: Allowance for loan and lease losses                                               (8,918)         (8,142)
                                                                                     ---------       ---------
                 Net Loans and leases                                                  602,274         515,657
PREMISES AND EQUIPMENT, Net                                                             10,023           7,545
ACCRUED INTEREST RECEIVABLE                                                              2,835           2,635
OTHER REAL ESTATE OWNED                                                                    849             824
BANK-OWNED LIFE INSURANCE                                                               14,503          13,026
GOODWILL                                                                                11,574          11,574
OTHER ASSETS                                                                            10,579           9,853
                                                                                     ---------       ---------
TOTAL ASSETS                                                                         $ 824,810       $ 753,125
                                                                                     =========       =========

LIABILITIES AND SHAREHOLDERS' EQUITY
DEPOSITS:
Non interest-bearing                                                                 $ 167,850       $ 154,462
Interest-bearing                                                                       170,343         158,719
   Savings                                                                              93,844         102,152
   Time deposits less than $100K                                                       136,144         110,243
   Time deposits $100K and over                                                         35,770          35,137
                                                                                     ---------       ---------
                  Total Deposits                                                       603,950         560,713

FHLB ADVANCES                                                                           85,000          85,000
FEDERAL FUNDS PURCHASED                                                                 40,000          15,700
SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE                                           5,771          10,047
ACCRUED INTEREST PAYABLE                                                                 1,637           1,475
OTHER LIABILITIES                                                                        6,027           5,620
GUARANTEED PREFERRED BENEFICIAL INTEREST IN THE COMPANY'S
     SUBORDINATED DEBT                                                                  24,000          24,000
                                                                                     ---------       ---------
                Total Liabilities                                                      766,386         702,555
                                                                                     ---------       ---------

SHAREHOLDERS' EQUITY
   Common Stock, par value $0.50 per share: 20,000,000 shares authorized,
       7,570,278 and 7,180,090 shares outstanding at December 31, 2004 and 2003          3,785           3,502
   Additional paid-in capital                                                           48,347          41,788
   Retained earnings                                                                     4,475           2,735
   Accumulated other comprehensive income                                                1,817           2,545
                                                                                     ---------       ---------
      Total Shareholders' Equity                                                        58,424          50,570
                                                                                     ---------       ---------
               TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                            $ 824,810       $ 753,125
                                                                                     ---------       ---------

Common Shares Outstanding                                                                7,570           7,180
Book Value Per Share                                                                 $    7.72       $    7.04
Cash Dividends                                                                       $    0.12       $    0.11
Tangible BV per share                                                                $    5.95       $    5.08
Tangible BV per share including LLR                                                  $    7.13       $    6.21



                            Greater Community Bancorp
                        Consolidated Statements of Income
                  (dollars in thousands except per share data)





                                                    THREE MONTHS ENDED          YEARS ENDED
                                                      December 31,              December 31,
                                                    2004         2003         2004         2003
                                                   ----------------------------------------------
                                                 (Unaudited)              (Unaudited)
INTEREST INCOME
   Loans and leases                                $ 9,007      $ 7,948      $34,233      $31,190
   Investment securities                             1,367        1,455        5,574        6,289
   Federal funds sold and deposits with banks           93           83          443          426
                                                   -------      -------      -------      -------
              Total interest income                 10,467        9,486       40,250       37,905

INTEREST EXPENSE
   Deposits                                          1,592        1,215        5,942        5,673
   Short-term borrowings                             1,208        1,149        4,629        4,534
   Long-term borrowings                                507          507        2,028        2,030
                                                   -------      -------      -------      -------
             Total interest expense                  3,307        2,871       12,599       12,237
                                                   -------      -------      -------      -------

NET INTEREST INCOME                                  7,160        6,615       27,651       25,668

PROVISION FOR LOAN & LEASE LOSSES                      207          362        1,169        2,065
                                                   -------      -------      -------      -------
Net interest income after provision
for loan & Lease losses                              6,953        6,253       26,482       23,603

NON-INTEREST INCOME
   Service charges on deposit accounts                 718          751        2,862        2,789
   Other commission and fees                           184          182          713          619
   Loan fee income                                     120          123          414          509
   Gain on sale of investment securities                --          342        1,121        2,177
   Gain on sale of leases                               52           15           51          106
Bank-owned life insurance                              107          136          477          578
    All other income                                   221          130          851        1,170
                                                   -------      -------      -------      -------
              Total non-interest income              1,402        1,679        6,489        7,948

NON-INTEREST EXPENSE
  Salaries and employee benefits                     2,401        2,976       11,788       12,446
  Occupancy and equipment                              877          878        3,567        3,521
  Regulatory, professional and other fees              607          468        2,129        2,208
  Computer services                                    147          140          577          530
  Office expenses                                      189          219        1,082        1,130
  Other operating expenses                             479          512        2,108        2,196
                                                   -------      -------      -------      -------
            Total non-interest expense               4,700        5,193       21,251       22,031
                                                   -------      -------      -------      -------

INCOME BEFORE PROVISION FOR INCOME TAXES             3,655        2,739       11,720        9,520

PROVISION FOR INCOME TAXES                           1,499          839        3,934        2,786
                                                   -------      -------      -------      -------

NET INCOME                                         $ 2,156      $ 1,900      $ 7,786      $ 6,734
                                                   -------      -------      -------      -------

Weighted average shares outstanding - Basic          7,509        7,171        7,370        7,301
Weighted average shares outstanding - Diluted        7,736        7,617        7,601        7,744
Earnings per share - Basic                         $  0.29      $  0.26      $  1.06      $  0.92
Earnings per share - Diluted                       $  0.28      $  0.25      $  1.02      $  0.87